Exhibit 32.2

HORIZON LINES, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Horizon Lines, Inc. (the “Company”) on Form 10-Q for the period ending June 24, 2012 as filed with the Securities and Exchange Commission, and as amended by the Quarterly Report on Form 10-Q/A filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael T. Avara, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL T. AVARA
Michael T. Avara
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

September 17, 2012